UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 22, 2005

QUICKSILVER RESOURCES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14837	75-2756163
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 West Rosedale, Suite 300

Fort Worth, Texas 76104

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

Third Amendment to Combined Credit Agreements

On June 22, 2005, Quicksilver Resources Inc. (“Quicksilver”) and MGV Energy Inc. entered into the Third Amendment to Combined Credit Agreements among JPMorgan Chase Bank, N.A., JPMorgan Chase Bank, N.A., Toronto Branch, BNP Paribas, Bank of America, N.A., Fortis Capital Corp., The Bank of Nova Scotia, Comerica Bank, The Royal Bank of Scotland plc, Calyon New York Branch, CIBC Inc., Compass Bank, Sterling Bank, Toronto Dominion (Texas) LLC, Harris Nesbitt Financing, Inc., Societe Generale, BNP Paribas (Canada), Bank of America, N.A. (by its Canada branch), Comerica Bank, Canada Branch, Canadian Imperial Bank of Commerce, Toronto Dominion Bank, Bank of Montreal, Societe Generale (Canada) and Fortis Capital (Canada) Ltd. as agents and combined lenders. The Third Amendment amends the Combined Credit Agreements to, among other things, increase the amount of other indebtedness that Quicksilver is permitted to have outstanding by $200 million, subject to the satisfaction of certain conditions (including the terms thereof being satisfactory to the lenders under the Combined Credit Agreements), and enhance Quicksilver’s ability to make investments in entities that own or operate assets that are complementary to Quicksilver’s business.

The foregoing description is qualified in its entirety by reference to the full text of the Third Amendment, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Fifth Amendment to Note Purchase Agreement

On June 23, 2005, Quicksilver entered into the Fifth Amendment to Note Purchase Agreement among Beaver Creek Pipeline, L.L.C., Terra Energy Ltd., Mercury Michigan, Inc., GTG Pipeline Corporation, Terra Pipeline Company, Cowtown Pipeline Funding, Inc., Cowtown Pipeline Management, Inc. and Cowtown Pipeline L.P., as guarantors, BNP Paribas, as collateral agent, and Fortis Capital Corp., The Prudential Insurance Company of America and The Royal Bank of Scotland plc, as purchasers. The Fifth Amendment amends the Note Purchase Agreement to, among other things, lower the interest rate on any Floating Rate Note and enhance Quicksilver’s ability to make investments in entities that own or operate assets that are complementary to Quicksilver’s business.

The foregoing description is qualified in its entirety by reference to the full text of the Fifth Amendment, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

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Item 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit Number	Description
10.1	Third Amendment to Combined Credit Agreements, dated as of June 17, 2005, among Quicksilver Resources Inc., MGV Energy Inc. and the agents and combined lenders identified therein.

10.2	Fifth Amendment to Note Purchase Agreement, dated as of June 24, 2005, among Quicksilver Resources Inc., certain of its subsidiaries listed therein, BNP Paribas, collateral agent, and the purchasers identified therein.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ Bill Lamkin
Bill Lamkin
Executive Vice President and
Chief Financial Officer

Date: June 28, 2005

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INDEX TO EXHIBITS

Exhibit Number	Description
10.1	Third Amendment to Combined Credit Agreements, dated as of June 17, 2005, among Quicksilver Resources Inc., MGV Energy Inc. and the agents and combined lenders identified therein.

10.2	Fifth Amendment to Note Purchase Agreement, dated as of June 24, 2005, among Quicksilver Resources Inc., certain of its subsidiaries listed therein, BNP Paribas, collateral agent, and the purchasers identified therein.

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